UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2025

PIXELWORKS, INC.

(Exact name of registrant as specified in its charter)

Oregon	000-30269	91-1761992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16760 SW Upper Boones Ferry Rd., Suite 101

Portland, OR 97224

(503) 601-4545

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PXLW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 15, 2025, Pixelworks, Inc., an Oregon corporation (the “Company”), Pixelworks Semiconductor Technology (Shanghai) Co., Ltd., a company organized under the laws of the People’s Republic of China and a subsidiary of the Company (“Pixelworks Shanghai”), Pixelworks Semiconductor Technology Company, LLC, an Oregon limited liability company and a wholly owned subsidiary of the Company (“Pixelworks LLC”), and all other shareholders of Pixelworks Shanghai except VeriSilicon Microelectronics (Shanghai) Co., Ltd. (each, a “Selling Shareholder”), entered into a Share Purchase Agreement (the “Purchase Agreement”) with Tiansui Xinyuan Technology (Shanghai) Co., Ltd. (the “Buyer”), a special purpose entity led by VeriSilicon Microelectronics (Shanghai) Co., Ltd. (“VeriSilicon”), pursuant to which each of the Company, Pixelworks LLC, and each Selling Shareholder has agreed to sell all of their shares in Pixelworks Shanghai to the Buyer (the “Sale”). VeriSilicon is a small minority shareholder in Pixelworks Shanghai. The purchase price is calculated based on an equity value of 100% of Pixelworks Shanghai of RMB 950 million (approximately $133 million USD as of the date hereof).

The Purchase Agreement provides for certain representations, warranties, covenants (including, but not limited to, certain interim operating covenants with respect to the business of Pixelworks Shanghai), indemnification provisions, and closing conditions customary for similar transactions, in each case, as further described in the Purchase Agreement. The Sale constitutes the sale of substantially all of the assets of the Company, and therefore is subject to approval by holders of 67% of the outstanding shares of the Company’s common stock. The Company will be filing and disseminating to its shareholders a proxy statement and other proxy materials with respect to a special meeting of shareholders to approve the Sale. Assuming all closing conditions are met in a timely manner, the Company expects the closing of the Sale to take place by December 31, 2025.

The Purchase Agreement also provides the Buyer and Pixelworks LLC with certain termination rights. Upon termination of the Purchase Agreement under specified circumstances, the Company would be required to pay the Buyer a termination fee of $5,000,000 USD. A termination fee of $5,000,000 USD would be payable by the Buyer to the Company if the Purchase Agreement is terminated under certain other circumstances.

The representations, warranties, covenants, and agreements contained in the Purchase Agreement were made only for purposes of the Purchase Agreement, as of the specific dates stated therein, were solely for the benefit of the parties to the Purchase Agreement and the parties expressly identified as third-party beneficiaries thereto, may be subject to limitations agreed upon by the parties thereto, including being qualified by confidential or other disclosures made for the purposes of allocating contractual risk among the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties thereto that differ from those applicable to investors in the Company. Such investors are not third-party beneficiaries under the Purchase Agreement or the other agreements described herein, and should not rely on the representations, warranties, covenants, or agreements therein or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

On October 15, 2025, the Company, Pixelworks Shanghai, Pixelworks LLC and the Buyer also entered into an Amendment Agreement (the “Amendment Agreement”), which amends the Purchase Agreement by allocating the financial responsibility for all transaction expenses between the Company and the Buyer such that the Buyer shall pay for transaction expenses up to the lesser of 20% or $1.1 million USD, and the Company shall be responsible for paying all remaining transaction expenses. The other terms of the Purchase Agreement are otherwise unchanged.

The Amendment Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K, and is incorporated by reference herein. Information regarding the terms and conditions of the Amendment Agreement set forth in this report is subject to, and qualified in its entirety by, the Amendment Agreement.

On October 14, 2025, Pixelworks LLC entered into a Support Agreement (the “Support Agreements”) and the Company, Pixelworks LLC, and Pixelworks Shanghai entered into a Termination and Release Agreement (the “Release Agreements”) with VeriSilicon and each Selling Shareholder (collectively, VeriSilicon and the Selling Shareholders are the “Minority Shareholders”), pursuant to which each Minority Shareholder has agreed to release the Company and its affiliates from all repurchase rights held by the Minority Shareholder in exchange for the transfer of a portion of the shares of Pixelworks Shanghai held by Pixelworks LLC immediately prior to the closing of the Sale. The repurchase rights are those described in our Form 10-Q for the quarter ended June 30, 2025. Net of the shares of Pixelworks Shanghai transferred under the Support Agreements with the Minority Shareholders, transaction costs, and withholding taxes in China, the Company expects to receive cash in the range of approximately $50 million to $60 million upon closing of the Sale.

Forms of the Support Agreement and Release Agreement are filed as Exhibit 10.3 to this Current Report on Form 8-K and are incorporated by reference herein. Information regarding the terms and conditions of the Support Agreements and Release Agreements set forth in this report is subject to, and qualified in its entirety by, the Forms of Support Agreement and Release Agreement, respectively.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Executive Compensation

On October 10, 2025, the Company entered into a Transaction Bonus Agreement with Haley F. Aman, its Chief Financial Officer. Pursuant to the Transaction Bonus Agreement, Mrs. Aman has the opportunity to earn a cash bonus based on the closing of a Qualifying Transaction before December 31, 2025, resulting in net cash proceeds received by the Company of between $40,000,000 (the “Minimum”) and $70,000,000 (the “Maximum”). “Qualifying Transaction” means a transaction or series of related transactions that results in any entity, or more than one entity acting as a group, acquiring ownership of the shares of Pixelworks Shanghai from the Company (through its subsidiary, Pixelworks LLC), such that following the closing the Company will hold no more than 20% of the total outstanding shares of Pixelworks Shanghai, in exchange for cash that is received by the Company or one of the Company’s other subsidiaries. The amount of the Transaction Bonus will be calculated based on the net cash proceeds received by the Company from the Qualifying Transaction. At the Maximum, the Transaction Bonus will be $325,000, with the bonus amount for net cash proceeds below the Maximum reduced by $1,000 for every $100,000 reduction in net cash proceeds received. Payment of a Transaction Bonus and the amount thereof will be in the sole discretion of our Board of Directors with respect to net cash proceeds in an amount below the Minimum or above the Maximum. The Transaction Bonus, if any, will be payable within sixty (60) days following the closing of the Qualifying Transaction.

A copy of the Transaction Bonus Agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K, and is incorporated by reference. Information regarding the terms and conditions of the Transaction Bonus Agreement set forth in this report is subject to, and qualified in its entirety by, the Transaction Bonus Agreement.

Item 7.01. Regulation FD Disclosure.

On October 15, 2025, the Company issued a press release announcing the signing of the Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 701, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filings.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this Form 8- K are forward-looking statements. Examples of such statements include, but are not limited to, statements regarding the closing of the Sale and the expected timing thereof; the satisfaction of closing conditions with respect to the Sale, including approval by the Company’s shareholders; the expected amount of gross proceeds from the Sale; the Company’s expectations regarding the use of net proceeds from the Sale; and the amount that may be paid to an executive officer in connection with the transaction. We may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Such statements are based on management’s current expectations and understandings and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, market and other conditions and other factors described in this report and in our other filings with the Securities and Exchange Commission (the “SEC”) from time to time. We disclaim any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made, except as required by law. You should review additional disclosures we make in our filings with the SEC, including our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, and current reports and other documents that we have filed or may file in the future. You may access these documents for no charge at http://www.sec.gov.

No Offer or Solicitation

This report is being filed in respect of the Purchase Agreement and the proposed Sale, among other matters. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval.

Additional Information and Where to Find It

In connection with the proposed Sale, the Company expects to file with the SEC a proxy statement on Schedule 14A. After the Definitive Proxy Statement is filed, the Company will send the Definitive Proxy Statement to its shareholders. This communication is not a substitute for the Definitive Proxy Statement or for any other document that the Company may file with the SEC and send to its shareholders in connection with the proposed Sale.

INVESTORS AND SHAREHOLDERS ARE URGED TO READ CAREFULLY THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Free copies of the Definitive Proxy Statement (when available), as well as other filings containing information about the Company and the proposed Sale, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain the documents filed with the SEC by the Company, free of charge, in the “Investors” section of our website, www.pixelworks.com, under the heading “Investors - SEC Filings” or by requesting them in writing or by telephone from the Company at: 16760 SW Upper Boones Ferry Rd. Suite 101, Portland, OR 97224; Telephone (503) 601-4545.

Participants in the Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed Sale. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2025 annual meeting of shareholders, as filed with the SEC on Schedule 14A on April 21, 2025. Additional information regarding the interests of those participants and other persons who may be deemed participants may be obtained by reading the Proxy Statement and other relevant documents regarding the proposed Sale filed with the SEC when they become available. Copies of these documents may be obtained free of charge from the sources described above.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Share Purchase Agreement, dated as of October 15, 2025, among the Company, Pixelworks Shanghai, Pixelworks LLC, each Selling Shareholder, and Buyer.*

10.2	Amendment Agreement, dated as of October 15, 2025, among the Company, Pixelworks Shanghai, Pixelworks LLC, and Buyer.

10.3	Form of Support Agreement, dated as of October 14, 2025, by and between Pixelworks LLC and each of the Minority Shareholders, together with form of Termination and Release Agreement, dated as of October 14, 2025, by and among Pixelworks LLC, Pixelworks Shanghai, and each of the Minority Shareholders, attached to the form of Support Agreement as Exhibit A.

10.4	Transaction Bonus Agreement dated as of October 10, 2025, by and between Pixelworks, Inc. and Haley F. Aman.

99.1	Press Release dated October 15, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish a copy any of the omitted exhibits or schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 15, 2025	PIXELWORKS, INC.

	By:	/s/ Haley F. Aman
Haley F. Aman
Chief Financial Officer